UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 3, 2025

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2025 (the “Closing Date”), Ares Capital Corporation (the “Company”), through its wholly owned, consolidated subsidiary, Ares Direct Lending CLO 7 LLC (“ADL CLO 7”), completed a $1.0 billion term debt securitization (the “ADL CLO 7 Debt Securitization”). The ADL CLO 7 Debt Securitization is also known as a collateralized loan obligation and is an on-balance-sheet financing incurred by the Company.

The notes offered in the ADL CLO 7 Debt Securitization that mature on January 20, 2038 (collectively, the “January 2038 CLO Notes”) were issued by ADL CLO 7 pursuant to the indenture governing the January 2038 CLO Notes (the “January 2038 CLO Indenture”) dated as of the Closing Date and include (i) $570.0 million of Class A-1 Senior Floating Rate Notes that were issued to third parties and bear interest at Term SOFR (as defined in the January 2038 CLO Indenture) plus 1.40% (the “January 2038 Class A-1 CLO Notes”); (ii) $50.0 million of Class A-2 Senior Floating Rate Notes that were issued to third parties and bear interest at Term SOFR plus 1.65% (the January 2038 Class A-2 CLO Notes”); (iii) $80.0 million of Class B Senior Floating Rate Notes that were issued to third parties and bear interest at Term SOFR plus 1.85% (the “January 2038 Class B CLO Notes” and, together with the January 2038 Class A-1 CLO Notes and the January 2038 Class A-2 CLO Notes, the “January 2038 CLO Secured Notes”); and (iv) $303.3 million of Subordinated Notes, which do not bear interest (the “January 2038 CLO Subordinated Notes”). The Company retained all of the January 2038 CLO Subordinated Notes, which are unsecured obligations of ADL CLO 7 and will accordingly be eliminated on consolidation.

The January 2038 CLO Secured Notes are the secured obligation of ADL CLO 7 and are backed by a diversified portfolio of first lien senior secured loans contributed by the Company to ADL CLO 7 on the Closing Date pursuant to the terms of a contribution agreement (the “Contribution Agreement”). The January 2038 CLO Indenture contains certain conditions pursuant to which additional loans can be acquired by ADL CLO 7. Through January 20, 2038, all principal collections received on the underlying collateral may be used by ADL CLO 7 to purchase new collateral under the direction of Ares Capital Management LLC, the Company’s investment adviser, in its capacity as asset manager (the “Asset Manager”) to ADL CLO 7 under an asset management agreement (the “Asset Management Agreement”) and in accordance with the Company’s investment strategy, including additional collateral that may be purchased from the Company, pursuant to the terms of a master purchase and sale agreement (the “Master Purchase Agreement”) between the Company as seller and ADL CLO 7 as buyer. The Asset Manager has agreed to waive any management fees from ADL CLO 7. In addition, U.S. Bank Trust Company, National Association (“U.S. Bank”) serves as collateral administrator for ADL CLO 7 under a collateral administration agreement (the “Collateral Administration Agreement”) among ADL CLO 7, the Asset Manager and U.S. Bank.

The January 2038 CLO Indenture includes customary covenants and events of default. The January 2038 CLO Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company expects to use the net proceeds of the offering to repay certain outstanding indebtedness under its debt facilities and/or invest in portfolio companies in accordance with its investment objective. The Company may reborrow under its debt facilities for general corporate purposes.

The foregoing descriptions of the Contribution Agreement, the January 2038 CLO Indenture, the January 2038 CLO Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Contribution Agreement, the January 2038 CLO Indenture, the January 2038 CLO Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement, respectively, each filed as exhibits hereto or included within such exhibits, as applicable, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
4.1	Indenture, dated as of December 3, 2025, by and between Ares Direct Lending CLO 7 LLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of Class A-1 Senior Floating Rate Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.3	Form of Class A-2 Senior Floating Rate Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.4	Form of Class B Senior Floating Rate Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.5	Form of Subordinated Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

10.1	Collateral Administration Agreement, dated as of December 3, 2025, by and between Ares Direct Lending CLO 7 LLC, as issuer, Ares Capital Management LLC, as asset manager, and U.S. Bank Trust Company, National Association, as collateral administrator

10.2	Asset Management Agreement, dated as of December 3, 2025, by and between Ares Direct Lending CLO 7 LLC, as issuer, and Ares Capital Management LLC, as asset manager

10.3	Master Purchase and Sale Agreement, dated as of December 3, 2025, by and between Ares Capital Corporation, as seller, and Ares Direct Lending CLO 7 LLC, as buyer

10.4	Contribution Agreement, dated as of December 3, 2025, by and between Ares Capital Corporation, as transferor, and Ares Direct Lending CLO 7 LLC, as transferee

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION
Date: December 9, 2025
	By:	/s/ Scott C. Lem
Name: Scott C. Lem
Title: Chief Financial Officer and Treasurer